Exhibit 3.268

Secretary of State
Business Services and Regulation
Suite 315, West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF MERGER

MAX CLELAND
SECRETARY OF STATE

VERLEY J. SPIVEY
DEPUTY SECRETARY OF STATE

SECURITIES 656-2894 | CEMETERIES 656-3079 | CORPORATIONS 656-2817 | CORPORATIONS HOT-LINE 404-656-2222 Outside Metro-Atlanta

Certification# 61649184 Page 1 of 36

DOCKET NUMBER: 943460617 CONTROL NUMBER: 8213829 EFFECTIVE DATE: 12/12/1994 REFERENCE: 0091 PRINT DATE:

12/13/1994 FORM NUMBER : 411 C T CORPORATION SYSTEM RUDENE REMBERT 1201 PEACHTREE STREET, N.E.

ATLANTA GA 30361 CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia Annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Entity: TURNING POINT CARE CENTER, INC., a Georgia corporation

Nonsurviving Entity/Entities: ASC OF CANTON, INC., a Georgia corporation

MAX CLELAND SFCRETARY OF STATE SECURITIES CEMETERIES CORPORATIONS CORPORATIONS HOT LINE VERLEY J. SPIVEY

656-2894 656-3079 656-2817 404-656-2222 DEPUTY SECRETARY OF STATE Outside Metro-Atlanta

CERTIFICATE OF MERGER

OF

ASC OF CANTON, INC.

INTO

TURNING POINT CARE CENTER, INC.

The undersigned corporation organized and existing under and by virtue of the Georgia Business Corporation Code,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

Name	State of Incorporation

ASC of Canton, Inc.	Georgia

Turning Point Care Center, Inc.	Georgia

SECOND: That a Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of the Georgia Business Corporation Code.

THIRD: That the name of the surviving corporation of the merger is Turning Point Care Center, Inc.

FOURTH: That the Certificate of Incorporation of Turning Point Care Center, Inc., a Georgia corporation which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania 19406.

SIXTH: That a copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost to any shareholder of any constituent corporation.

SEVENTH: That merger and Plan of Merger have been duly approved by the Board of Directors and the Sole Shareholder of both the merging corporation and the surviving corporation.

EIGHTH: That this Certificate of Merger shall be effective on the date of filing with the Georgia Secretary of State.

Dated: December 8, 1994

TURNING POINT CARE CENTER, INC.

By:	/s/ Bruce R. Gilbert
Bruce R. Gilbert
Secretary

ATTEST:
By:	/s/ Sherrie L. Hedrick
Sherrie L. Hedrick
Assistant Secretary

[ILLEGIBLE]

Notice of Merger

Notice is given that a Certificate of Merger which will effect a merger by and between ASC of Canton, Inc., a Georgia corporation, and Turning Point Care Center, Inc., a Georgia corporation, will be delivered to the Secretary of State for filing in accordance with the Georgia Business Corporation Code. The name of the surviving corporation in the merger will be Turning Point Care Center, Inc., a corporation incorporated in the state of Georgia. The registered office of such corporation is located at 1201 Peachtree Street, N.E., Atlanta, Georgia, and its registered agent at such address is CT Corporation System.

DOCKET NUMBER	:	921910152
CONTROL NUMBER	:	8213829
EFFECTIVE DATE	:	07/21/1992
REFERENCE	:	0077
PRINT DATE	:	08/03/1992
FORM NUMBER	:	411

UNIVERSAL HEALTH SERVICES, INC.

UNIVERSAL CORPORATE CENTER

367 SOUTH GULP ROAD

KING OF PRUSSIA, PA 19406

CERTIFICATE OF MERGER

I, MAX CLELAND, Secretary of State of the State of Georgia, do hereby issue this certificate pursuant to Georgia Law certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of said filing.

Surviving Corporation:

TURNING POINT CARE CENTER, INC., a Georgia corporation

Nonsurviving Corporation(s):

UHS RIDGEVIEW, INC., a Georgia corporation

/s/ Max Cleland
MAX CLELAND
SECRETARY OF STATE
/s/ Verley J. Spivey
VERLEY J. SPIVEY
DEPUTY SECRETARY OF STATE

SECURITIES	CEMETERIES	CORPORATIONS	CORPORATIONS HOT-LINE
656-2894	656-3079	656-2817	404-656-2222
Outside Metro-Atlanta

921910152

$20

CERTIFICATE OF MERGER

OF

UHS RIDGEVIEW, INC.

INTO

TURNING POINT CARE CENTER, INC.

The undersigned corporation organized and existing under and by virtue of the Georgia Business Corporation Code,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

Name	State of Incorporation

UHS Ridgeview, Inc.	Georgia
Turning Point Care Center, Inc.	Georgia

SECOND: That a Plan of Merger between the parties to. the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of the Georgia Business Corporation Code.

THIRD: The name of the surviving corporation of the merger is Turning Point Care Center, Inc.

FOURTH: That the Certificate of Incorporation of Turning Point Care Center, Inc., a Georgia corporation which will survive the merger shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the executed Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 367 South Gulph Road, King of Prussia, PA 19406.

SIXTH: That a copy of the Plan of Merger will be furnished by the surviving corporation, on request and without cost to any shareholder of any constituent corporation.

SEVENTH: The merger and Plan of Merger have been duly approved by the Board of Directors and the Sole Shareholder of both the merging corporation and the surviving corporation.

EIGHTH: This Certificate of Merger shall be effective on the date of filing with the Georgia Secretary of State.

Dated: May 8, 1992

TURNING POINT CARE CENTER, INC

By:	/s/ Sidney Miller
Sidney Miller
Vice President

ATTEST:

By:	/s/ Bruce R. Gilbert
Bruce R. Gilbert
General Counsel

PMTPCC 050792

CERTIFICATE

TURNING POINT CARE CENTER, INC.

I, Sherrie L. Hedrick, Assistant Secretary of Turning Point Care Center, Inc., do hereby certify that a request for publication of a notice of intent to file a Certificate of Merger and payment therefor have been made pursuant to Georgia Business Corporation Code 14-2-1105.1(b); and that the attached Publisher’s Affidavit evidences proper publication of the notice of merger.

Sherrie L. Hedrick
Assistant Secretary

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA,—County of Fulton.

Before me, the undersigned, a Notary Public,

this day personally came

DAWN T. STUART

who, being duly sworn, according to law,

says that SHE is the AGENT

of the Daily Report Company, publishers of

the Fulton County Daily, Report, official

newspaper published at Atlanta, in said county

and State, and that the publication, of which

the annexed is a true copy, was published in said paper on the 28TH day(s) of MAY, 1992, and on the 4TH days of JUNE, 1992 as provided by law.

NOTICE OF MERGER

Notice is given that a Certificate of

Merger which will effect a merger by

and between UHS Ridgeview, Inc., a

Georgia corporation, and Turning

Point Care Center, Inc., a Georgia

corporation will be delivered to the

Secretary of State or filing in

accordance with the Georgia Business Corporation Code. The name of the surviving corporation in the merger will

be turning Point Care Center, Inc., a

corporation incorporated in the State

of Delaware. The registered office of

such corporation is located at 2

Peachtree Street, NW., Atlanta,

Georgia, and its registered agent at such address is. CT Corporation

System.

May 28 June 4 1992x.5

167471

[GRAPHICS APPEARS HERE]

Subscribed and sworn to before me this 5 day of JUNE 1992

[GRAPHICS APPEARS HERE]

Notary public, [ILLEGIBLE] County Georgia

My Commission Expires April 12, (Illegible)

ARTICLES OF MERGER OF PINE VIEW INSTITUTE, INC. a Georgia corporation INTO TURNING POINT CARE CENTER, INC. a Georgia corporation

The undersigned Georgia corporations, pursuant to the provisions of Title 14, Section 14-2-213, of the Official Code of Georgia, as amended, hereby execute the following Articles of Merger:

ARTICLES OF MERGER, by and between Turning Point Care Center, Inc., a Georgia corporation, herein called the surviving corporation and pine View Institute, Inc., a Georgia corporation, herein called the merging corporation.

Turning Point Care Center, Inc. was incorporated in Georgia on the 22nd day of November, 1982, and its registered office is in Atlanta, and

Pine View Institute, Inc. was incorporated in Georgia on the 7th day of September, 1984, and its registered office is in Atlanta, and

ARTICLE ONE

The following plan of merger was approved by the shareholders of the undersigned surviving corporation and was approved by the shareholders of the merged corporation in the manner prescribed by the Georgia Business Corporation Code.

The merging corporation shall be merged into the surviving corporation.

The terms and conditions of the merger are as follows:

Until altered, amended or repealed, as therein provided, the by laws of Turning Point Care Center, Inc., as in effect on the date of filing this agreement of merger, shall be the bylaws of the surviving corporation.

The Directors and Officers of the surviving corporation on the effective date of this merger, shall continue to be the Directors and Officers of the surviving corporation, as follows:

Board of Directors:

Alan B. Miller	367 South Gulph Road
King of Prussia, PA 19406

Sidney Miller	367 South Gulph Road King of Prussia, PA 19406

Thomas J. Bender	367 South Gulph Road King of Prussia, PA 19406

OFFICE	NAMES	RESIDENCES

President	Alan B. Miller	367 South Gulph Road King of Prussia, PA 19406

Vice President	Sidney Mi1ler	367 South Gulph Road King of Prussia, PA 19406

Treasurer	Kirk E. Gorman	367 South Gulph Road King of Prussia, PA 19406

Secretary	Robert M. Dubbs	367 South Gulph Road King of Prussia, PA 19406

Asst. Treasurer	Joyce H. Lunney	367 South Gulph Road King of Prussia, PA l9406

Asst. Secretary	Bruce R. Gilbert	367 South Gulph Road King of Prussia, PA 19406

The first annual meeting of the shareholders of the surviving corporation held after the date of the filing of this agreement of merger in the office of the Secretary of State of Georgia shall be the annual meeting provided or to be provided by the bylaws thereof for the year 1988.

The first regular meeting of the Board of Directors of the surviving corporation to be held after the date of filing this agreement of merger in the office of the Secretary of State of Georgia may be called or may convene in the manner provided in the bylaws of the surviving corporation and may be held at the time and place specified in the notice of the meeting.

The surviving corporation shall pay all expenses of carrying this agreement of merger into effect and of accomplishing the merger.

Upon the filing of these Articles of Merger with the office of the Secretary of State of Georgia, the separate existence of the merging corporation shall cease and all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the merged corporation, shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively. The merged corporation hereby agrees, from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merger corporation or otherwise to take any and all such action.

All rights of creditors and all liens upon the property of either of said corporations shall be preserved unimpaired, and all debts, liabilities and duties may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

The manner and basis of causing the shares of common stock of the merging corporation to be converted into shares of common stock of the surviving corporation shall be as follows:

At the effective time. each share of common stock of the merging, corporation which is then issued and outstanding shall be exchanged for one share of common stock of the surviving corporation.

The shares of. common stock of the merging corporation shall, by virtue of the merger, be cancelled.

As soon as practicable after the effective time, the stock certificate representing shares of common stock of the merging corporation which are converted to shares of common stock of the surviving corporation pursuant to these Articles of Merger shall be surrendered to the Corporate Secretary of the surviving corporation in exchange for certificates representing the number of shares of common stock of the surviving corporation to which such chartered stockholder is entitled pursuant hereto. Notwithstanding the foregoing, should any certificate representing common stock of the merging corporation not be surrendered as hereinabove required, any stock certificate nominally representing such shares of the merging corporation shall be deemed to represent an identical number of shares of common stock of the surviving corporation.

The mode of carrying this agreement of merger into effect is as follows: This Agreement, after having been approved by a majority vote of the Board of Directors of each corporation, party hereto, shall be majority of the directors of each of said corporations, whereupon it shall be submitted to the shareholders of each of said corporations at a meeting of each duly called separately in the manner prescribed by the laws of the State of Georgia, and if at such meetings seperatly held, all shareholders of each corporation shall vote for the adoption of the agreement by the secretary of each corporation, and the agreement so adopted and certified, shall be signed by the vice-president and secretary of each of such corporations and acknowledged by the secretary of each of such corporations, whereupon it shall be delivered to the Secretary of State of Georgia for filing and a copy certified by the Secretary of State of Georgia shall be filed for record in the office of the Recorder of the Mortgages in which any of the corporations, parties hereto, have their registered office, and in the conveyance records of each county or parish in which any corporation has immovable property, title to which will be transferred as a result of the merger.

The Articles of Incorporation of the surviving corporation are not to be amended by virtue of the merger provided for in this agreement.

ARTICLE TWO

The plan of merger was adopted by a unanimous written consent signed by all the shareholders of Pine View Institute, Inc.

ARTICLE THREE

As to each corporation, the number of shares outstanding and entitled to vote and the number and designation of the shares of any class entitled to vote as a class, are:

Name of Corporation	No of Shares outstanding & Entitled to Vote	Designation of Class Entitled to vote as a C1ass (If any)	No. of Outstanding Shares of Such Class. (If any)

Turning Pont Care Center, Inc.	2,000	Common

Pine View Institute, Inc.	500	Common

ARTICLE FOUR

As to each corporation, the number of shares voted for the plan respectively, and the number of shares of any class entitled to vote as a class voted for the plane, are as follows:

Name of Corporation	Total Shares voted For the Plan	Class	Shares Voted For the Plan

Turning Point Care Center, Inc.	2,000	Common	2,000

Pine View Institute, Inc	500	Common	500

ARTICLE FIVE

The merger shall become effective as of the time of filing of the Articles of Merger with the time of filing of the Articles of Merger with the Secretary of State.

IN WITNESS WHEREOF, the parties hereto have caused these articles of merger to be executed in its name by its vice president and attested to by its secretary as of the 31st day of December, 1987

TURNING POINT CARE CENTER, INC.		PINE VIEW INSTITUTE, INC.

By:	/s/ Sidney Miller	By:	/s/ Sidney Miller
	SIDNEY MILLER		SIDNEY MILLER
	Vice President		Vice President

	ATTEST		ATTEST

	/s/ Robert M. Dubbs		/s/ Robert M. Dubbs
	ROBERT M. DUBBS		ROBERT M. DUBBS
	Secretary		Secretary

[ILLEGIBLE GRAPHICS]

9

87147206

$ 25.00

ARTICLES OF MERGER

OF

UNIVERSAL CHATTAHOOCHEE INSTITUTE, INC.

a Georgia corporation

INTO

TURNING POINT CARE CENTER, INC.

A Georgia corporation

The undersigned Georgia corporations, pursuant to the provisions of Title 14, Section 14-2-213, of the Official Code of Georgia, as amended, hereby execute the following Articles of Merger;

ARTICLES OF MERGER, dated this 8th day of May, 1987, by and between Turning Point Care Center, Inc., a Georgia corporation, herein called the surviving corporation and Universal Chattahoochee Institute, Inc., a Georgia corporation, herein called the merging corporation.

Turning Point Care Center, Inc. was incorporated in Georgia on the 22nd day of November, 1982, and its registered office is in Atlanta, and

Universal Chattahoochee Institute, Inc. was incorporated in Georgia on the 7th day of August, 1984, and its registered office is in Atlanta, and

ARTICLE ONE

The following plan of merger was approved by the shareholders of the undersigned surviving corporation and was approved by the shareholders of the merged corporation in the manner prescribed by the Georgia Business Corporation Code.

The merging corporation shall be merged into the surviving corporation.

The terms and conditions of the merger are as follows:

Until altered, amended or repealed, as therein provided, the bylaws of Turning Point Care Center, Inc., as in effect on the date of filing this agreement of merger, shall be the bylaws of the surviving corporation.

The Directors and Officers of the surviving corporation on the effective date of this merger, shall continue to be the Directors and Officers of the surviving corporation, as follows:

Board of Directors:

Alan B. Miller	367 South Gulph Road King of Prussia, PA 19406

Sidney Miller	367 South Gulph Road King of Prussia, PA 19406

Thomas J. Bender	367 South Gulph Road King of Prussia, PA 19406

OFFICE	NAMES	RESIDENCES

President	Alan B. Miller	367 South Gulph Road King of Prussia, PA 19406

Vice President/Treasurer	Sidney Miller	367 South Gulph Road King of Prussia, PA 19406

Secretary	Robert M. Dubbs	367 South Gulph Road King of Prussia, PA 19406

Asst. Treasurer	Joyce M. Lunney	367 South Gulph Road King of Prussia, PA 19406

Asst. Secretary	Bruce R. Gilbert	367 South Gulph Road King of Prussia, PA 19406

The first annual meeting of the shareholders of the surviving corporation held after the data of the filing of this agreement of merger in the officer of the Secretary of State of Georgia shall be (illegible) annual meeting provided or to be provided by the bylaws thereof for the year 1987.

The first regular meeting of the Board of Directors of the surviving corporation to be held after the date of filing this agreement of merger in the office of the Secretary of State of Georgia may be called or may convene in the manner provided in the by laws of the surviving corporation and may be held at the time and place specified in the notice of the meeting.

The surviving corporation shall pay all expenses of carrying this agreement of merger into effect and of accomplishing the merger.

Upon the filing of these Articles of Merger with the office of the Secretary of State of Georgia, the separate existence of the merging corporation shall cease and all the property, rights, privileges, franchises, patents, trade-marks, licenses, registrations and other assets of every kind and description of the merged corporation, shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively. The merged corporation hereby agrees, from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporation or otherwise to take any and all such action.

All rights of creditors and all liens upon the property of either of said corporations shall be preserved unimpaired, and all debts, liabilities and duties may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

The manner of converting the shares of the constituent corporations into shares or other securities of the surviving corporation shall be forthwith upon filing this agreement of merger in the office of the Secretary of State of Georgia. If at the time of the filing and recording of this agreement of merger Turning Point Care Center, Inc. shall own any of the outstanding shares of Universal Chattahoochee Institute, Inc., such shares shall not be converted into shares of, nor shall the beneficial interest thereto pass, to, the surviving corporation, but such shares shall forthwith be surrendered for cancellation and any shares of the surviving corporation issuable in exchange therefor shall have the status of said corporation.

The mode of carrying this agreement of merger into effect is as follows: This Agreement, after having been approved by a majority vote of the Board of Directors of each corporation, party hereto, shall be signed by a majority of the directors of each of said corporation, whereupon it shall be submitted to the shareholders of each of said corporation at a meeting of each, duly called separately in the manner prescribed by the laws of the State of Georgia, and if at such meetings separately held, the holders of two-thirds of the voting power present of all shareholders of each corporation shall vote for the adoption of the agreement, that fact shall be certified on the agreement by the secretary of each corporation, and the agreement so adopted and certified, shall be signed by the president and secretary of each of said corporations and acknowledged by the vice president of each of such corporation, whereupon it shall be delivered to the Secretary of State of Georgia for filing and a copy certified by the Secretary of State of Georgia shall be filed for record in the office of the Recorder of the Mortgages in which any of the corporations, parties hereto, have their registered office, and in the conveyance records of each county or parish in which any corporation has immovable property, title to which will be transferred as a result of the merger.

The Articles of Incorporation of the surviving corporation are not to be amended by virtue of the merger provided for in this agreement .

ARTICLE TWO

The plan of merger was adopted by a unanimous written consent signed by all the shareholders of Universal Chattahoochee Institute, Inc.

ARTICLE THREE

As to each corporation, the number of shares outstanding and entitled to vote and the number and designation of the shares of any class entitled to vote as a class, are:

Name of Corporation	No. of shares Outstanding & Entitled to Vote	Designation of Class Entitled to vote as a C1ass (if any)	No. of Outstanding Shares of Such Class (if any)

Turning Point Care Center, Inc.	2,000	Common

Universal Chattahoochee Institute, Inc.	500	Common

ARTICLE FOUR

As to each corporation, the number of shares voted for the plan respectively, and the number of shares of any class entitled to vote as a class voted for the plan, are as follows:

Name of Corporation	Total Shares Voted for the Plan	Class	Shares Voted For the Plan

Turning Point Care Center, Inc.	2,000	Common	2 000

Universal Chattahoochee Institutes, Inc.	500	Common	500

ARTICLE FIVE

The merger shall become effective as of the time of filing of the Articles of Merger with the Secretary of State.

IN WITNESS WHEREOF, the parties hereto have caused these articles of merger to be executed in its name by its vice president and attested to by its secretary as of the 8th day of May, 1987.

TURNING POINT CARE CENTER, INC.		UNIVERSAL CHATTAH0OHEE INSTITUTE INC.

BY:		BY:
	SIDNEY MILLER Vice President		SIDNEY MILLER Vice President

	ROBERT M. DUBBS Secretary		ROBERT M. DUBBS Secretary

[GRAPHICS APPEARS HERE]

I, Max Cleland Secretary of State of the State of Georgia do hereby certify that “UNIVERSAL ETOWAH INSTITUTE, INC.”, a corporation of the State of Georgia has been duly merged under the laws of the State of Georgia pursuant to articles of merger filed in the office of the Secretary of State on the 12th day of December, 1986, effective the 12th day of December, 1986, into “TURNING POINT CARE CENTER, INC.”, a Georgia corporation, the resulting corporation,, and the fees therefor paid, as provided by law, and that attached hereto is a true and correct copy of said articles of merger.

IN TESTIMONY WHEREOF, I have-hereunto set my hand and affixed the seal of my office, at the Capitol, in the City of Atlanta, this 12th day of December in the year of our Lord One Thousand Nine Hundred and Eighty Six and of the Independence of the United States

of America the Two Hundred and Eleven.

[GRAPHICS APPEARS HERE]

SECRETARY OF STATE

CORPORATION COMMISSIONER

ARTICLES OF MERGER

OF

UNIVERSAL ETOWAH INSTITUTE, INC.

a Georgia corporation

INTO

TURNING POINT CARE CENTER, INC.

A Georgia corporation

The undersigned Georgia corporations, pursuant to the provisions of Title 14, Section 14-2-213, of the Official Code of Georgia, as amended, hereby execute the following Articles of Merger:

ARTICLES OF MERGER, dated this 8th day of December, 1986, by and between Turning Point Care Center, Inc., a Georgia corporation, herein called the surviving corporation and Universal Etowah Institute, Inc., a Georgia corporation, herein called the merging corporation.

Turning Point Care Center, Inc. was incorporated in Georgia on the 22nd day of November, 1982, and its registered office is in Atlanta, and

Universal Etowah Institute, Inc. was incorporated in Georgia on the 5th day of July, 1984, and its registered office is in Atlanta, and

ARTICLE ONE

The following plan of merger was approved by the shareholders of the undersigned surviving corporation and was approved by the shareholders of the merged corporation in the manner prescribed by the Georgia Business Corporation Code.

The merging corporation shall be merged into the surviving corporation.

The terms and conditions of the merger are as follows:

Until altered, amended or repealed, as therein provided, the bylaws of Turning Point Care Center, Inc., as in effect on the date of filing this agreement of merger, shall be the bylaws of the surviving corporation.

The Directors and Officers of the surviving corporation on the effective date of this merger, shall continue to be the Directors and Officers of the surviving corporation, as follows:

Board of Directors:

Alan b. Miller	367 South Gulph Road King of Prussia, PA 19406

Sidney Miller	367 South Gulph Road King of Prussia, PA 19406

Thomas J. Bender	367 South Gulph Road King of Prussia, PA 19406

OFFICE	NAMES	RESIDENCES

President	Alan B. Miller	367 South Gulph Road King of Prussia, PA 19406

Vice President	Sidney Miller	367 South Gulph Road King of Prussia, PA 19406

Treasurer	Joseph P. Gaynor, III	367 South Gulph Road King of Prussia, PA 19406

Secretary	Robert M. Dubbs	367 South Gulph Road King of Prussia, PA 19406

Asst. Treasurer	Joyce M. Lunney	367 South Gulph Road King of Prussia, PA 19406

Asst. Secretary	Bruce R. Gilbert	367 South Gulph Road King of Prussia, PA 19406

The first annual meeting of the shareholders of the surviving corporation held after the date of the filing of this agreement of merger in the office of the Secretary of State of Georgia shall be the annual meeting provided or to be provided by the bylaws thereof for the year 1987.

The first regular meeting of the Board of Directors of the surviving corporation to be held after the date of filing this agreement of merger in the office of the Secretary of State of Georgia may be called or may convene in the manner provided in the bylaws of the surviving corporation and may be held at the time and place specified in the notice of the meeting.

The surviving corporation shall pay all expenses of carrying this agreement of merger into effect and of accomplishing the merger.

Upon the filing of these Articles of Merger with the office of the Secretary of State of Georgia, the separate existence of the merging corporation shall cease and all the property, rights, privileges, franchises, patents, trade-marks, licenses, registrations and other assets of every kind and description of the merged corporation, shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively. The merged corporation hereby agrees, from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the merged corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof and the proper officers and directors of the merged corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the merged corporation or otherwise to take any and all such action.

All rights of creditors and all liens upon the property of either of said corporations shall be preserved unimpaired, and all debts, liabilities and duties may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

The manner of converting the shares of the constituent corporations into shares or other securities of the surviving corporation shall be forthwith upon filing this agreement of merger in the office of the Secretary of State of Georgia. If at the time of the filing and recording of this agreement of merger Turning Point Care Center, Inc. shall own any of the outstanding shares of Universal Etowah Institute, Inc., such shares shall not be converted into shares of, nor shall the beneficial interest thereto pass, to, the surviving corporation, but such shares shall forthwith be surrendered for cancellation and any shares of the surviving corporation issuable in exchange therefor shall have the status of said corporation.

The mode of carrying this agreement of merger into effect is as follows: This Agreement, after having been approved by a majority vote of the Board of Directors of each corporation, party hereto, shall be signed by a majority of the directors of each of said corporation, whereupon it shall be submitted to the shareholders of each of said corporation at a meeting of each, duly called separately in the manner prescribed by the laws of the State of Georgia, and if at such meetings separately held, the holders of two-thirds of the voting power present of all shareholders of each corporation shall vote for the adoption of the agreement, that fact shall be certified on the agreement by the secretary of each corporation, and the agreement so adopted and certified, shall be signed by the president and secretary of each of said corporations and acknowledged by the vice president of each of such corporation, whereupon it shall be delivered to the Secretary of State of Georgia for filing and a copy certified by the Secretary of State of Georgia shall be filed for record in the office of the Recorder of the Mortgages in which any of the corporations, parties hereto, have their registered office, and in the conveyance records of each county or parish in which any corporation has immovable property, title to which will be transferred as a result of the merger.

The Articles of Incorporation of the surviving corporation are not to be amended by virtue of the merger provided for in this agreement.

ARTICLE TWO

The plan of merger was adopted by a unanimous written consent signed by all the shareholders of Universal Etowah Institute, Inc.

ARTICLE THREE

As to each corporation, the number of shares outstanding and entitled to vote and the number and designation of the shares of any class entitled to vote as a class, are:

Name of Corporation	No. of Shares outstanding & Entitled to Vote	Designation of Class Entitled to vote as a C1ass (if any)	No. of Outstanding Shares of Such Class (if any)

Turning Point Care Center, Inc.	2,000	Common

Universal Etowah Institute, Inc.	500	Common

ARTICLE FOUR

As to each corporation, the number of shares voted for the plan respectively, and the number of shares of any class entitled to vote as a class voted for the plan, are as follows:

Name of Corporation	Total Shares Voted for the Plan	Class	Shares Voted For the Plan

Turning Point Care Center, Inc.	2,000	Common	2,000

Universal Etowah Institute, Inc.	500	Common	500

ARTICLE FIVE

The merger shall become effective as of the time of filing of the Articles of Merger with the Secretary of State.

IN WITNESS WHEREOF, the parties hereto have caused these articles of merger to be executed in its name by its vice president and attested to by its secretary as of the 8th day of December, 1986.

TURNING POINT CARE CENTER, ING.		UNIVERSAL ETOWAH INSTITUTE, INC.

BY:	/s/ Sidney Miller	BY:	/s/ Sidney Miller
	SIDNEY MILLER		SIDNEY MILLER
	Vice President		Vice President

	/s/ Robert M. Dubbs		/s/ Robert M. Dubbs
	ROBERT M. DUBBS		ROBERT M. DUBBS
	Secretary		Secretary

ARTICLES OF INCORPORATION

OF

TURNING POINT CARE CENTER, INC.

I.

The name of the corporation is:

“TURNING POINT CARE CENTER, INC.”

II.

The corporation is organized pursuant to the provisions of the Georgia Business Corporation Code.

III.

The corporation has perpetual duration.

IV.

The corporation is a corporation for profit and is organized for the following purposes:

(a) To provide any and all types of general or specific hospital, nursing home, or ambulatory care and services and facilities, and to engage in any and all services related thereto, to hold and own all types of property, real and personal, and for any other purpose as may now or hereafter be permitted under the laws of the State of Georgia.

V.

The corporation has authority to issue not more than 1,000,000 shares of stock at no par value.

VI.

The corporation shall not commence business until it shall have received not less than $500.00 in payment for the issuance of shares of stock.

VII.

The initial registered office of the corporation is 324 Commerce Street, Hawkinsville, Pulaski County, Georgia 31036. The initial registered agent of the corporation is Delmar Conner, 324 Commerce Street, Hawkinsville, Georgia 31036.

VIII.

The initial Board of Directors shall consist of two (2) members, who are:

Delmar Conner

324 Commerce Street

Hawkinsville, Georgia 31036

Harris Hardin

324 Commerce Street

Hawkinsville, Georgia 31036

IX.

The name and address of the incorporator is:

Delmar Conner

324 Commerce Street

Hawkinsville, Georgia 31036

IN WITNESS WHEREOF, the undersigned executes these Articles of Incorporation.

/s/ Delmar Conner
Delmar Conner

INCORPORATOR